EXHIBIT 99.9

                                                                  Exhibit 99.9


                             ASSIGNMENT AGREEMENT


     ASSIGNMENT AGREEMENT, dated as of January 31, 2007 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), as Cap Contract Administrator for CWHEQ Revolving Home Equity Loan Trust, Series 2007-A, pursuant to a Cap Contract Administration Agreement (the "Cap Contract Administration Agreement") dated as of January 31, 2007, and SWISS RE FINANCIAL PRODUCTS CORPORATION ("Remaining Party").

                             W I T N E S S E T H:

     WHEREAS, effective as of January 31, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a Confirmation with a Trade Date of January 25, 2007, whose SWISS RE FINANCIAL PRODUCTS CORPORATION reference number is 1248094, (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

     WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

     WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

     WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Assignment and Assumption. Effective as of and from January 31, 2007 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

     2. Release. Effective as of and from the Effective Date, Remaining
Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

     3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Cap Contract Administrator under the Cap Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Cap Contract Administrator under the Cap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

     4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

     5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming the transaction entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

     6. Representations. Each party hereby represents and warrants to the other parties as follows:

     (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

     (b)  It has the power to execute and deliver this Assignment Agreement;
          and

     (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

     As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

     7. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

     8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, 4 West, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWHEQ, Series 2007-A, with a copy to The Bank of New York Trust Company. N.A., 600 Travis, 9th Fl, Houston, TX 77002, Attention: Structured Finance Services, or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

     Address:       55 East 52nd Street, New York, New York 10055
     Attention:     Head of Operations
     Telex No.      917-322-7201

     copy to:       55 East 52nd Street, New York, New York, 10055
     Attention:     Legal Department
     Telex No:      212-317-5474

     such other address as may be hereafter furnished in writing to Assignor and Assignee.

     10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

          JPMorgan Chase Bank, N.A.-Houston, TX
          ABA #113000609
          Account Number #00103409232
          Account: Houston Structured Finance Account
          F/F/C: CWHEQ 2007-A


     11. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                         COUNTRYWIDE HOME LOANS, INC.



                                         By: /s/ Darren Bigby
                                            ------------------------------
                                         Name:  Darren Bigby
                                         Title: Executive Vice President


                                         THE BANK OF NEW YORK, AS CAP CONTRACT
                                         ADMINISTRATOR FOR CWHEQ REVOLVING
                                         HOME EQUITY LOAN TRUST, SERIES 2007-A



                                         By: /s/ Courtney Bartholomew
                                            ------------------------------
                                         Name: Courtney Bartholomew
                                         Title: Vice President


                                         SWISS RE FINANCIAL PRODUCTS
                                         CORPORATION



                                         By: /s/ Shaun Lynch
                                            ------------------------------
                                         Name:  Shaun Lynch
                                         Title: Authorized Signatory

                                  Exhibit I




                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322



DATE:     January 31, 2007

TO:       Countrywide Home Loans, Inc. ("Party B")
          4500 Park Granada
          Calabasas, CA 91302

          Attention: Documentation Unit

FROM:     Swiss Re Financial Products Corporation ("Party A")

RE:       CAP TRANSACTION - Class A Certificates

Our Reference Number: 1248094

Dear Sir or Madam:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Countrywide Home Loans, Inc. and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Indenture, dated as of January 31, 2007 (the "Indenture"), among CWHEQ Revolving Home Equity Loan Trust, Series 2007-A, as issuer and The Bank of New York, as Indenture Trustee.

SRFP Cap Confirmation
Ref No.: 1248094

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means Countrywide Home Loans, Inc.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and. understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:                       The amount set forth on the
                                            attached Amortization Schedule,
                                            Schedule A

     Trade Date:                            January 25, 2007

     Effective Date:                        January 31, 2007

     Termination Date:                      August 15, 2012, subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention.

SRFP Cap Confirmation
Ref No.: 1248094

Fixed Amounts:

     Fixed Rate Payer:                      Party B

     Fixed Rate Payer Payment Date:         January 31, 2007

     Fixed Amount:                          USD 25,000

Floating Amounts:

     Floating Rate Payer:                   Party A

     Cap Rate:                              With respect to any Calculation
                                            period, the amount set forth for
                                            such period on Schedule A attached
                                            hereto under the heading Cap Rate
                                            (%)

     Floating Rate Payer Period End Dates:  The 15th day of each month, subject to adjustment in
                                            accordance with the Modified
                                            Following Business Day Convention.

     Floating Rate Payer Payment Dates:     Two (2) Business Days prior to
                                            each Period End Date, commencing
                                            on March 13, 2007

     Floating Rate Option:                  USD-LIBOR-BBA

     Designated Maturity:                   One month

     Spread:                                None

     Floating Rate Day Count Fraction:      Actual/360

     Reset Dates:                           The first day of each Calculation
                                            Period.

     Compounding:                           Inapplicable

Business Days for payment:                  New York

Calculation Agent:                          Party A; provided, however, that
                                            if an Event of Default occurs with
                                            respect to Party A, then Party B
                                            shall be entitled to appoint a
                                            financial institution which would
                                            qualify as a Reference
                                            Market-maker to act as Calculation
                                            Agent (such financial institution
                                            subject to Party A's consent).

3.   Recording of Conversations

SRFP Cap Confirmation
Ref No.: 1248094

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4.   Account Details:

     Account for payments to Party A:       JPMorgan Chase Bank
                                            SWIFT: CHASUS33
                                            Account of: Swiss Re Financial
                                                        Products
                                            Account No.: 066-911184
                                            ABA# 021000021

     Account for payments to Party B:       As per Party B's standard settlement
                                            instructions.

5.   Offices:

     The Office of Party A for              New York, NY
     this Transaction is:

     The Office of Party B for              New York, NY
     this Transaction:

6. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

SRFP Cap Confirmation
Ref No.: 1248094

   Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

                    Swiss Re Financial Products Corporation
                     Attention: Derivatives Documentation
                   Fax: (917) 322-7201 Phone: (212) 407-7322

Swiss Re Financial Products Corporation     Accepted and confirmed as of the
                                            date first written:

                                            Countrywide Home Loans, Inc.



By: /s/ Shaun Lynes                   By: /s/ Jennifer Shitey Sandefur
-------------------------------       -----------------------------------
Name:   Shaun Lynes                   Name:   Jennifer Shitey Sandefur
-------------------------------       -----------------------------------
Title:  Authorized Signatory          Title:   Senior Managing Director
                                               and Treasurer

SRFP Cap Confirmation
Ref No.: 1248094

Schedule A to the Confirmation dated as January 31, 2007
Re: Reference Number: 1248094

Between Swiss Re Financial Products Corporation and Countrywide Home Loans, Inc. ("Party B").

Amortization Schedule, subject to adjustment in accordance with the Modified Following Business Day Convention

-----------------------------------------------------------------------------
 From and       To but excluding       Notional Amount (USD)     Cap Rate (%)
 including
-----------------------------------------------------------------------------
   31-Jan-07        15-Mar-07             1,200,000,000.00             8.753
-----------------------------------------------------------------------------
   15-Mar-07        15-Apr-07             1,160,478,720.30            14.802
-----------------------------------------------------------------------------
   15-Apr-07        15-May-07            1,122,259.,059.56            17.020
-----------------------------------------------------------------------------
   15-May-07        15-Jun-07             1,085,298,149.01            15.912
-----------------------------------------------------------------------------
   15-Jun-07        15-Jul-07             1,049,554,531.78            17.020
-----------------------------------------------------------------------------
   15-Jul-07        15-Aug-07             1,014,988,116.41            15.912
-----------------------------------------------------------------------------
   15-Aug-07        15-Sep-07               981,560,131.85            16.468
-----------------------------------------------------------------------------
   15-Sep-07        15-Oct-07               949,233,083.99            17.020
-----------------------------------------------------------------------------
   15-Oct-07        15-Nov-07               917,970,713.62            15.912
-----------------------------------------------------------------------------
   15-Nov-07        15-Dec-07               887,737,955.71            17.020
-----------------------------------------------------------------------------
   15-Dec-07        15-Jan-08               858,500,900.12            15.912
-----------------------------------------------------------------------------
   15-Jan-08        15-Feb-08               830,226,753.55            16.468
-----------------------------------------------------------------------------
   15-Feb-08        15-Mar-08               802,883,802.76            17.094
-----------------------------------------------------------------------------
   15-Mar-08        15-Apr-08               776,106,844.06            14.873
-----------------------------------------------------------------------------
   15-Apr-08        15-May-08               750,207,456.62            16:520
-----------------------------------------------------------------------------
   15-May-08        15-Jun-08               725,156,045.64            15.429
-----------------------------------------------------------------------------
   15-Jun-08        15-Jul-08               700,925,399.80            16.521
-----------------------------------------------------------------------------
   15-Jul-08        15-Aug-08               677,487,493.24            15.429
-----------------------------------------------------------------------------
   15-Aug-08        15-Sep-08               654,817,380.95            15.984
-----------------------------------------------------------------------------
   15-Sep-08        15-Oct-08               632,888,197.85            16.521
-----------------------------------------------------------------------------
   15-Oct-08        15-Nov-08               611,676,197.76            15.429
-----------------------------------------------------------------------------
   15-Nov-08        15-Dec-08               591,158,910.56            16.521
-----------------------------------------------------------------------------
   15-Dec-08        15-Jan-Q9               571,311,018.32            15.429
-----------------------------------------------------------------------------
   15-Jan-09        15-Feb-09               552,113,048.57            15.985
-----------------------------------------------------------------------------
   15-Feb-09        15-Mar-09               533,540,628.66            17.709
-----------------------------------------------------------------------------
   15-Mar-09        15-Apr-09               515,574,442.28            14.319
-----------------------------------------------------------------------------
   15-Apr-09        15-May-09               498,200,166.39            16.522
-----------------------------------------------------------------------------
   15-May-09        15-Jun-09               481,387,182.40            15.430
-----------------------------------------------------------------------------
   15-Jun-09        15-Jul-09               465,124,456.73            16.522
-----------------------------------------------------------------------------
   15-Jul-09        15-Aug-09               449,389,591.93            15.430
-----------------------------------------------------------------------------
   15-Aug-09        15-Sep-09               434,169,574.88            15.986
-----------------------------------------------------------------------------
   15-Sep-09        15-Oct-09               419,442,702.13            16.522
-----------------------------------------------------------------------------
   15-Oct-09        15-Nov-09               405,194,896.46            15.431
-----------------------------------------------------------------------------

SRFP Cap Confirmation
Ref No.: 1248094

-----------------------------------------------------------------------------
   15-Nov-09        15-Dec-09               391,413,089.67            16.523
-----------------------------------------------------------------------------
   15-Dec-09        15-Jan-10               378,076,440.25            15.431
-----------------------------------------------------------------------------
   15-Jan-10        15-Feb-10               365,175,854.43            15.987
-----------------------------------------------------------------------------
   15-Feb-10        15-Mar-10               352,691,034.59            17.711
-----------------------------------------------------------------------------
   15-Mar-10        15-Apr-10               340,610,957.55            14.321
-----------------------------------------------------------------------------
   15-Apr-10        15-May-10               328,932,373.38            16.524
-----------------------------------------------------------------------------
   15-May-10        15-Jun-10               317,622,329.48            15.432
-----------------------------------------------------------------------------
   15-Jun-10        15-Jul-10               306,681,751.26            16.524
-----------------------------------------------------------------------------
   15-Jul-10        15-Aug-10               296,091,367.10            15.433
-----------------------------------------------------------------------------
   15-Aug-10        15-Sep-10               285,846,792.12            15.988
-----------------------------------------------------------------------------
   15-Sep-10        15-Oct-10               275,929,121.46            16.525
-----------------------------------------------------------------------------
   15-Oct-10        15-Nov-10               266,331,065.62            15.433
-----------------------------------------------------------------------------
   15-Nov-10        15-Dec-10               257,046,191.17            16.526
-----------------------------------------------------------------------------
   15-Dec-10        15-Jan-11               248,055,966.93            15.434
-----------------------------------------------------------------------------
   15-Jan-11        15-Feb-11               239,358,933.25            15.990
-----------------------------------------------------------------------------
   15-Feb-11        15-Mar-11               230,936,818.18            17.715
-----------------------------------------------------------------------------
   15-Mar-11        15-Apr-11               223,020,192.99            14.324
-----------------------------------------------------------------------------
   15-Apr-11        15-May-11               215,675,222.40            16.527
-----------------------------------------------------------------------------
   15-May-11        15-Jun-11               208,571,331.73            15.435
-----------------------------------------------------------------------------
   15-Jun-11        15-Jul-11               201,701,439.83            16.527
-----------------------------------------------------------------------------
   15-Jul-11        15-Aug-11               195,057,838.39            15.435
-----------------------------------------------------------------------------
   15-Aug-11        15-Sep-11               188,633,073.02            15.990
-----------------------------------------------------------------------------
  .15-Sep-11        15-Oct-11               182,419,934.95            16.527
-----------------------------------------------------------------------------
   15-Oct-11        15-Nov-11               176,411,452.87            15.435
-----------------------------------------------------------------------------
   15-Nov-11        15-Dec-11               170,600,885.13            16.527
-----------------------------------------------------------------------------
   15-Dec-11        15-Jan-12               164,981,712.21            15.435
-----------------------------------------------------------------------------
   15-Jan-12        15-Feb-12               159,547,549.13            15.990
-----------------------------------------------------------------------------
   15-Feb-12        15-Mar-12               154,292,418.00            17.101
-----------------------------------------------------------------------------
   15-Mar-12        15-Apr-12               147,861,929.57            14.879
-----------------------------------------------------------------------------
   15-Apr-12        15-May-12               141,699,446.41            16.527
-----------------------------------------------------------------------------
   15-May-12        15-Jun-12               135,599,373.09            15.435
-----------------------------------------------------------------------------
   15-Jun-12        15-Jul-12               129,697,896.26            16.527
-----------------------------------------------------------------------------
   15-Jul-12        15-Aug-12               124,042,376.93            15.436
-----------------------------------------------------------------------------

SRFP Cap Confirmation
Ref No.: 1248094

Schedule B to the Confirmation dated as of January 31, 2007
Re: Reference Number: 1248094

Between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B")

Part 1. Termination Provisions.

(a)  "Specified Entity" means in relation to Party A for the purpose of the
     Agreement:

     Section 5(a)(v): None.
     Section 5(a)(vi): None.
     Section 5(a)(vii): None.
     Section 5(b)(iv): None.

     and in relation to Party B for the purpose of the Agreement:

     Section 5(a)(v): None.
     Section 5(a)(vi): None.
     Section 5(a)(vii): None.
     Section 5(b)(iv): None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(j)  Payments on Early Termination. For the purpose of Section 6(e) of the
     Agreement:

SRFP Cap Confirmation
Ref No.: 1248094

     (i)  Market Quotation will apply; and
     (ii) The Second Method will apply.

(k)  "Termination Currency" means United States Dollars.

(l) "Additional Termination Event" will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in Part 5(m) hereof.

Part 2. Tax Representations.

     Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

     Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

          (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

          (ii) Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

SRFP Cap Confirmation
Ref No.: 1248094

----------------------------------------------------------------------------------------------------------------------
Party Required to Deliver     Form/Document/Certificate                                  Date by Which to be
Document                                                                                 Delivered
----------------------------------------------------------------------------------------------------------------------
Party A and Party B           Any form or document required or reasonably requested to   Promptly upon reasonable
                              allow the other party to make payments under the           Demand by the other party.
                              Agreement without any deduction or withholding for or on
                              account of any Tax, or with such deduction or
                              withholding at a reduced rate.
----------------------------------------------------------------------------------------------------------------------

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

----------------------------------------------------------------------------------------------------------------------
Party required to        Form/Document/or Certificate              Date by which to be          Covered by Section
deliver                                                            delivered                    3(d) representation
----------------------------------------------------------------------------------------------------------------------
Party A                  Certified copy of the Board of            Concurrently with the        Yes
                         Directors resolution (or equivalent       execution and delivery of
                         authorizing documentation) which sets     the Confirmation.
                         forth the authority of each signatory
                         to the Confirmation signing on its
                         behalf and the authority of such party
                         to enter into Transactions contemplated
                         and performance of its obligations
                         hereunder.
----------------------------------------------------------------------------------------------------------------------
Party A and Party B      Incumbency Certificate (or, if            Concurrently with the        Yes
                         available the current authorized          execution and delivery of
                         signature book or equivalent              the Confirmation unless
                         authorizing documentation) specifying     previously delivered and
                         the names, titles, authority and          still in full force and
                         specimen signatures of the persons        effect.
                         authorized to execute the Confirmation
                         which sets forth the specimen
                         signatures of each signatory to the
                         Confirmation signing on its behalf.
----------------------------------------------------------------------------------------------------------------------
Party A                  The Guaranty of Swiss Reinsurance         Concurrently with the        No
                         Company ("Swiss Re"), dated as of the     execution and delivery of
                         date hereof, issued by Swiss Re as        the Confirmation.
                         Party A's Credit Support Provider (in
                         the form annexed hereto as Exhibit A).
----------------------------------------------------------------------------------------------------------------------
Party B                  The Indenture.                            Concurrently with the        No
                                                                   execution and delivery of
                                                                   the
----------------------------------------------------------------------------------------------------------------------

                                                                             6

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

----------------------------------------------------------------------------------------------------------------------
                                                                   Confirmation.
----------------------------------------------------------------------------------------------------------------------


Part 4. Miscellaneous.

(a)  Addresses for Notices. For the purposes of Section 12(a) of the
     Agreement:

     Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b)  Process Agent. For the purpose of Section 13(c) of the Agreement:

     Party A appoints as its Process Agent: None.
     Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d)  Multibranch Party. For the purpose of Section 10(c) of the Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f)  Credit Support Provider.

     Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) (degree)of' Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and
(ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):


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     (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section la(12) of the U.S. Commodity Exchange Act. (7 U.S.C. la), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)  Fully-paid Party Protected.

     Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B, upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)  Proceedings.

     Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWHEQ Revolving Home Equity Loan Trust 2007-A, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWHEQ Revolving Home Equity Loan Trust 2007-A, Mortgage Pass-Through Certificates, Series 2007-A, Class A Certificates (the "Securities").

(g)  Set-off.

     The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(h)  Section 1(c)

     For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.



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


(i)  [Reserved]

(j)  Amendment to ISDA Form.

     The "Failure to Pay or Deliver" provision in Section S(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(k)  Regulation AB Compliance.

     Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.






                                                                             9

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



                                                                     Exhibit A


                                   GUARANTY

To: The Bank of New York, not in an individual capacity, but solely as Cap Contract Administrator for CWHEQ Home Equity Loan Trust 2007-A (Class A Certificates) (the "Rated Securities").

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1248094) dated as of January 31, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment.
Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO') and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.



                                                                            10

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



6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 31st day of January, 2007.

                                            SWISS REINSURANCE COMPANY


                                                                            11

SRFP Cap Confirmation
Ref No.: 1248094